John Hancock Lifecycle 2010 Portfolio
John Hancock Lifecycle 2015 Portfolio
John Hancock Lifecycle 2020 Portfolio
John Hancock Lifecycle 2025 Portfolio
John Hancock Lifecycle 2030 Portfolio
John Hancock Lifecycle 2035 Portfolio
John Hancock Lifecycle 2040 Portfolio
John Hancock Lifecycle 2045 Portfolio
(the “Funds”)

Supplement dated 8-6-09 to the current Class A, B and C shares and R share classes Prospectuses

Converting Share Class	Target Share Class
B	A
C	A
R	R1
R2	A

On June 9, 2009, the Board of Trustees of the Trust (the “Board”) approved the conversion of all outstanding Converting Share Class shares of the Funds to Target Share Class shares of the Funds, as noted in the above table, on August 21, 2009 (the “Conversion Date”).  On the Conversion Date, shareholders of the Converting Share Class shares will receive a certain number of Target Share Class shares based on each class of shares’ relative net asset value on such date and all outstanding Converting Share Class shares of the Funds will be cancelled.

As a Target Share Class shareholder, you will maintain your investment in the same Fund.  For more information regarding the Target Share Class shares, including relevant sales charges, if applicable, fees and expenses, please see the Target Share Class’ Prospectus and the Fund’s Statement of Additional Information (“SAI”).  No Class A sales charges will be charged to any shareholder in connection with the conversion or for future investments to the converted account.  The conversion is not a taxable event for federal income tax purposes.

Also on June 9, 2009, the Board approved the termination of sales of the Converting Share Class shares of the Funds to the public effective August 21, 2009, after the close of business.  As of this effective date, any and all references to the Converting Share Class shares of the Funds in the Prospectuses and SAI are deleted.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Lifestyle Aggressive Portfolio
John Hancock Lifestyle Balanced Portfolio
John Hancock Lifestyle Conservative Portfolio
John Hancock Lifestyle Growth Portfolio
John Hancock Lifestyle Moderate Portfolio
(the “Funds”)

Supplement dated 8-6-09 to the current R share classes Prospectus

On June 9, 2009, the Board of Trustees of the Trust (the “Board”) approved the conversion of all outstanding Class R shares of the Funds to Class R1 shares of the Funds and the conversion of all outstanding Class R2 shares of the Funds to Class A shares of the Funds on August 21, 2009 (the “Conversion Date”).  On the Conversion Date, shareholders of Class R shares and Class R2 shares will receive a certain number of Class R1 shares or Class A shares, respectively, based on each class of shares’ relative net asset value on such date and all outstanding Class R shares and Class R2 shares of the Funds will be cancelled.

As a Class R1 or Class A shareholder, you will maintain your investment in the same Fund.  For more information regarding Class R1 or Class A shares, including relevant sales charges, if applicable, fees and expenses, please see the Funds’ R share classes Prospectus or the Class A, B, and C shares Prospectus and the Funds’ Statement of Additional Information (“SAI”).  No Class A sales charges will be charged to any shareholder in connection with the conversion or for future investments to the converted account.  The conversion is not a taxable event for federal income tax purposes.

Also on June 9, 2009, the Board approved the termination of sales of Class R shares and Class R2 shares of the Funds to the public effective August 21, 2009, after the close of business.  As of this effective date, any and all references to Class R shares or Class R2 shares of the Funds in the Prospectuses and SAI are deleted.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.